Michael I. Daszkal, C.P.A., P.A.
                                                Jeffrey A. Bolton, C.P.A., P.A.
                                                Timothy R. Devlin, C.P.A., P.A.
[GRAPHIC        DASZKALBOLTON LLP               Michael S. Kridel, C.P.A., P.A.
 OMITTED]  CERTIFIED PUBLIC ACCOUNTANTS         Marjorie A. Horwin, C.P.A., P.A.
                                                Patrick D. Heyn, C.P.A., P.A.
                                                Gary R. McConnell, C.P.A., P.A.
                                                Scott A. Walters, C.P.A., P.A.
                                                --------------------------------
                                                Colleen DeWoody Bracci, C.P.A.
                                                Arthur J. Hurley, C.P.A.
                                                Amy E. Vetter, C.P.A.
                                                Prochi Sheth



November 20, 2006

Board of Directors
Puradyn Filter Technologies, Inc. & Subsidiaries
2017 High Ridge Road
Boynton Beach, FL 33426




Dear Sirs:

 This is to confirm that the client-auditor relationship between Puradyn Filter Technologies, Inc. (Commission File Number SEC 0-29192) and Daszkal Bolton LLP has ceased.




Sincerely,

/s/ Daszkal Bolton LLP
----------------------------
Daszkal Bolton LLP



CC:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington, D.C. 20549


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                       o t: 561.367.1040 o f: 561.750.3236

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                      o t: 561.622.8920 o f: 561.624.1151

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                       o t: 954.974.3544 o f: 954.974.3680


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